EXHIBIT 99.1

AvePoint Announces Fourth Quarter and Full Year 2023 Financial Results

Full year SaaS revenue of $161.0 million, representing 37% year-over-year growth
Full year Total revenue of $271.8 million, representing 17% year-over-year growth
Total ARR of $264.5 million, representing 23% year-over-year growth, 24% adjusted for FX

JERSEY CITY, N.J., Feb. 29, 2024 (GLOBE NEWSWIRE) --  AvePoint (NASDAQ: AVPT), the most advanced platform to optimize SaaS operations and secure collaboration, today announced financial results for the fourth quarter and full year ended December 31, 2023.

“Our fourth quarter results were an outstanding close to our strongest year yet as a public company,” said Dr. Tianyi Jiang (TJ), CEO and Co-Founder, AvePoint. “The strength and differentiation of our platform offering, coupled with the continued customer demand to manage and protect critical data, reduce costs and improve productivity, enabled us to meaningfully outperform our financial guidance, as well as show substantial cash flow generation and improvement across key customer metrics. Looking ahead, our ability to secure and manage organizations’ rapidly expanding data estates leaves us well positioned to drive businesses’ generative AI adoption in 2024 and beyond.”

Fourth Quarter 2023 Financial Highlights

  Revenue: Total revenue was $74.6 million, up 17% from the fourth quarter of 2022. Within total revenue, SaaS revenue was $45.3 million, up 37% from the fourth quarter of 2022.

  Gross Profit: GAAP gross profit was $55.0 million, compared to $44.8 million for the fourth quarter of 2022. Non-GAAP gross profit was $56.1 million, compared to $45.9 million for the fourth quarter of 2022. Non-GAAP gross margin was 75.2%, compared to 72.2% for the fourth quarter of 2022.

  Operating Income/(Loss): GAAP operating income was $0.9 million, compared to a GAAP operating loss of $(8.0) million for the fourth quarter of 2022. Non-GAAP operating income was $10.3 million, compared to $1.4 million for the fourth quarter of 2022.

Full Year 2023 Financial Highlights

  Revenue: Total revenue was $271.8 million, up 17% from the full year 2022. Within total revenue, SaaS revenue was $161.0 million, up 37% from the full year 2022.

  Gross Profit: GAAP gross profit was $194.4 million, compared to $166.1 million for the full year 2022. Non-GAAP gross profit was $198.5 million, compared to $169.3 million for the full year 2022. Non-GAAP gross margin was 73.0%, compared to 72.9% for the full year 2022.

  Operating Income/(Loss): GAAP operating loss was $(15.4) million, compared to $(41.1) million for the full year 2022. Non-GAAP operating income was $22.2 million, compared to a non-GAAP operating loss of $(2.9) million for the full year 2022.

  Cash and short-term investments: $226.9 million as of December 31, 2023.

  Cash from operations: for the twelve months ended December 31, 2023, the Company generated $34.7 million of cash from operations, compared to $(0.8) million in the prior year period.

Fourth Quarter 2023 Key Performance Indicators and Recent Business Highlights

  ARR as of December 31, 2023 was $264.5 million, up 23% year-over-year. Adjusted for FX, ARR grew 24%.

  Adjusted for FX, dollar-based gross retention rate was 87%, while dollar-based net retention rate was 109%. On an as-reported basis, dollar-based gross retention rate was 86%, while dollar-based net retention rate was 108%.

  Announced the launch of AvePoint Opus, our AI-powered information lifecycle management solution, to enable organizations to manage information and ensure compliance, optimize cloud storage, and streamline processes.

  Continued our focus on accelerating the adoption of generative AI around the globe, including signing an agreement on February 28, 2024 to invest in a new growth equity fund, A3Ventures, which will pursue B2B software companies that are ready for the global stage, including those that accelerate innovation in areas complementing AvePoint’s technology portfolio and building on the Company’s cloud platform.

  Launched AvePoint AI, our program integrating AI across all aspects of our Company – from our products and services to our own business and operations. In addition, the program will include the opening of an AI Industry lab in partnership with the Economic Development Board of Singapore and other institutes of higher learning.

Financial Outlook

For the first quarter of 2024, the Company expects:

  Total revenues of $71.4 million to $73.4 million, or year-over-year growth of 22% at the midpoint.
  Non-GAAP operating income of $3.3 million to $4.3 million.

For the full year 2024, the Company expects:

  Total ARR of $314.7 million to $320.7 million, or year-over-year growth of 20% at the midpoint.
  Total revenues of $308.6 million to $316.6 million, or year-over-year growth of 15% at the midpoint.
  Non-GAAP operating income of $27.4 million to $30.4 million.

Quarterly Conference Call

AvePoint will host a conference call today, February 29, 2024, to review its fourth quarter and full year 2023 financial results and to discuss its financial outlook. The call is scheduled to begin at 4:30pm ET. You may access the call and register with a live operator by dialing 1 (833) 816-1428 for US participants and 1 (412) 317-0520 for outside the US. The passcode for the call is 5410286. Investors can also join by webcast by visiting https://ir.avepoint.com/events. The webcast will be available live, and a replay will be available following the completion of the live broadcast for approximately 90 days.

About AvePoint

Collaborate with Confidence. AvePoint provides the most advanced platform to optimize SaaS operations and secure collaboration. Over 17,000 customers worldwide rely on our solutions to modernize the digital workplace across Microsoft, Google, Salesforce and other collaboration environments. AvePoint's global channel partner program includes over 3,500 managed service providers, value added resellers and systems integrators, with our solutions available in more than 100 cloud marketplaces. To learn more, visit www.avepoint.com.

Non-GAAP Financial Measures

To supplement AvePoint’s consolidated financial statements presented in accordance with GAAP, the company uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (including percentage of revenue figures), non-GAAP operating income and non-GAAP operating margin. The company has included a reconciliation of GAAP to non-GAAP financial measures at the end of this press release. These reconciliations adjust the related GAAP financial measures to exclude stock-based compensation expense and the amortization of acquired intangible assets. The company believes the presentation of its non-GAAP financial measures provides a better representation as to its overall operating performance. The presentation of AvePoint’s non-GAAP financial measures is not meant to be considered in isolation or as a substitute for its financial results prepared in accordance with GAAP, and AvePoint’s non-GAAP measures may be different from non-GAAP measures used by other companies.

Disclosure Information

AvePoint uses the https://ir.avepoint.com/ website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and other federal securities laws including statements regarding the future performance of and market opportunities for AvePoint. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: changes in the competitive and regulated industries in which AvePoint operates, variations in operating performance across competitors, changes in laws and regulations affecting AvePoint’s business and changes in AvePoint’s ability to implement business plans, forecasts, and ability to identify and realize additional opportunities, and the risk of downturns in the market and the technology industry. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of AvePoint’s most recent Annual Report on Form 10-K and its registration statement on Form S-1 and related prospectus and prospectus supplements filed with the SEC. Copies of these and other documents filed by AvePoint from time to time are available on the SEC's website, www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and AvePoint does not assume any obligation and does not intend to update or revise these forward-looking statements after the date of this release, whether as a result of new information, future events, or otherwise, except as required by law. AvePoint does not give any assurance that it will achieve its expectations. Unless the context otherwise indicates, references in this press release to the terms “AvePoint”, “the Company”, “we”, “our” and “us” refer to AvePoint, Inc. and its subsidiaries.

Investor Contact
AvePoint
Jamie Arestia
ir@avepoint.com
(551) 220-5654

Media Contact
AvePoint
Nicole Caci
pr@avepoint.com
(201) 201-8143

AvePoint, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Revenue:
SaaS	$45,260	$33,049	$160,961	$117,180
Term license and support	12,270	14,713	52,744	57,214
Services	13,788	12,052	44,795	41,283
Maintenance	3,306	3,794	13,325	16,662
Total revenue	74,624	63,608	271,825	232,339
Cost of revenue:
SaaS	9,338	8,379	35,924	27,313
Term license and support	505	406	1,946	2,006
Services	9,576	9,833	38,807	36,037
Maintenance	199	172	783	920
Total cost of revenue	19,618	18,790	77,460	66,276
Gross profit	55,006	44,818	194,365	166,063
Operating expenses:
Sales and marketing	29,127	28,636	112,105	110,638
General and administrative	15,592	16,721	61,271	65,132
Research and development	9,409	7,509	36,340	31,359
Total operating expenses	54,128	52,866	209,716	207,129
Income (loss) from operations	878	(8,048)	(15,351)	(41,066)
Other (expense) income, net	(1,687)	1,340	(3,263)	7,416
Loss before income taxes	(809)	(6,708)	(18,614)	(33,650)
Income tax (benefit) expense	(5,245)	4,939	2,887	5,038
Net income (loss)	$4,436	$(11,647)	$(21,501)	$(38,688)
Net income attributable to noncontrolling interest	(167)	(1,072)	(224)	(2,942)
Net loss attributable to AvePoint, Inc.	$4,269	$(12,719)	$(21,725)	$(41,630)
Net loss available to common shareholders	$4,269	$(12,719)	$(21,725)	$(41,630)
Earnings per share:
Basic	$0.02	$(0.07)	$(0.12)	$(0.23)
Diluted	$0.02	$(0.07)	$(0.12)	$(0.23)
Weighted average shares outstanding:
Basic	181,152	181,795	182,257	181,957
Diluted	198,570	181,795	182,257	181,957

 AvePoint, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except par value)

	December 31,	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$223,162	$227,188
Short-term investments	3,721	2,620
Accounts receivable, net of allowance of $926 and $725, respectively	85,877	66,474
Prepaid expenses and other current assets	12,824	10,013
Total current assets	325,584	306,295
Property and equipment, net	5,118	5,537
Goodwill	19,156	18,904
Intangible assets, net	10,546	11,079
Operating lease right-of-use assets	13,908	15,855
Deferred contract costs	54,675	48,553
Other assets	13,595	9,310
Total assets	$442,582	$415,533
Liabilities, mezzanine equity, and stockholders’ equity
Current liabilities:
Accounts payable	$1,384	$1,519
Accrued expenses and other current liabilities	53,766	47,784
Current portion of deferred revenue	121,515	93,405
Total current liabilities	176,665	142,708
Long-term operating lease liabilities	9,383	11,348
Long-term portion of deferred revenue	7,741	8,085
Earn-out shares liabilities	18,346	6,631
Other liabilities	5,603	3,607
Total liabilities	217,738	172,379
Commitments and contingencies
Mezzanine equity
Redeemable noncontrolling interest	6,038	14,007
Total mezzanine equity	6,038	14,007
Stockholders’ equity
Common stock, $0.0001 par value; 1,000,000 shares authorized, 184,652 and 185,278 shares issued and outstanding as of December 31, 2023 and 2022, respectively	18	19
Additional paid-in capital	667,881	665,715
Treasury stock	—	(21,666)
Accumulated other comprehensive income	3,196	2,006
Accumulated deficit	(460,496)	(416,927)
Noncontrolling interest	8,207	—
Total stockholders’ equity	218,806	229,147
Total liabilities, mezzanine equity, and stockholders’ equity	$442,582	$415,533

AvePoint, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Year Ended
	December 31,
	2023	2022
Operating activities
Net loss	$(21,501)	$(38,688)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	4,687	3,494
Operating lease right-of-use assets expense	6,234	5,945
Foreign currency remeasurement loss	—	835
Stock-based compensation	36,048	37,218
Deferred income taxes	(864)	3,701
Other	1,068	(607)
Change in value of earn-out and warrant liabilities	11,454	(4,402)
Changes in operating assets and liabilities:
Accounts receivable	(19,448)	(14,388)
Prepaid expenses and other current assets	(2,773)	(2,108)
Deferred contract costs and other assets	(7,687)	(9,596)
Accounts payable, accrued expenses, operating lease liabilities and other liabilities	609	(2,553)
Deferred revenue	26,867	20,375
Net cash provided by (used in) operating activities	34,694	(774)
Investing activities
Maturities of investments	2,620	183,554
Purchases of investments	(3,497)	(180,969)
Cash paid in business combinations and asset acquisitions, net of cash acquired	—	(18,572)
Capitalization of internal-use software	(1,434)	(1,612)
Purchase of property and equipment	(2,087)	(3,853)
Investment in notes	(1,250)	—
Net cash used in investing activities	(5,648)	(21,452)
Financing activities
Repurchase of common stock	(39,036)	(19,927)
Proceeds from stock option exercises	5,569	2,818
Repayments of finance leases	(64)	(39)
Payments of debt issuance costs	(136)	—
Net cash used in financing activities	(33,667)	(17,148)
Effect of exchange rates on cash	595	(1,655)
Net decrease in cash and cash equivalents	(4,026)	(41,029)
Cash and cash equivalents at beginning of period	227,188	268,217
Cash and cash equivalents at end of period	$223,162	$227,188
Supplemental disclosures of cash flow information
Income taxes paid	$6,112	$3,320
Contingent consideration in business combinations	$—	$5,635
Common stock issued in business combination	$—	$1,517
Loan to certain acquiree shareholders	$—	$235

AvePoint, Inc.
Non-GAAP Reconciliations
(In thousands)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Non-GAAP operating income
GAAP operating loss	$878	$(8,048)	$(15,351)	$(41,066)
Stock-based compensation expense	9,073	8,931	36,048	37,218
Amortization of acquired intangible assets	350	527	1,456	955
Non-GAAP operating income (loss)	$10,301	$1,410	$22,153	$(2,893)
Non-GAAP operating margin	13.8%	2.2%	8.1%	-1.2%

Non-GAAP gross profit
GAAP gross profit	$55,006	$44,818	$194,365	$166,063
Stock-based compensation expense	869	692	3,161	2,640
Amortization of acquired intangible assets	239	393	964	617
Non-GAAP gross profit	$56,114	$45,903	$198,490	$169,320
Non-GAAP gross margin	75.2%	72.2%	73.0%	72.9%

Non-GAAP sales and marketing
GAAP sales and marketing	$29,127	$28,636	$112,105	$110,638
Stock-based compensation expense	(2,251)	(2,688)	(9,518)	(11,393)
Amortization of acquired intangible assets	(111)	(134)	(492)	(338)
Non-GAAP sales and marketing	$26,765	$25,814	$102,095	$98,907
Non-GAAP sales and marketing as a % of revenue	35.9%	40.6%	37.6%	42.6%

Non-GAAP general and administrative
GAAP general and administrative	$15,592	$16,721	$61,271	$65,132
Stock-based compensation expense	(4,787)	(4,573)	(19,338)	(19,398)
Non-GAAP general and administrative	$10,805	$12,148	$41,933	$45,734
Non-GAAP general and administrative as a % of revenue	14.5%	19.1%	15.4%	19.7%

Non-GAAP research and development
GAAP research and development	$9,409	$7,509	$36,340	$31,359
Stock-based compensation expense	(1,166)	(978)	(4,031)	(3,787)
Non-GAAP research and development	$8,243	$6,531	$32,309	$27,572
Non-GAAP research and development as a % of revenue	11.0%	10.3%	11.9%	11.9%